TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

CLASS A SHARES: TWOAX

CLASS C SHARES: TWOCX

PROSPECTUS

Dated

July 29, 2013

The U. S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete and representation to the contrary is a crime.

SUMMARY SECTION

Investment Objective

The investment objective of the Two Oaks Diversified Growth and Income Fund (the “Fund”) is long-term growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information– More About Class A Shares” beginning on page 10 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and/or Shareholder Servicing (Rule 12b-1) Fees	0.25%	1.00%
Other Expenses	1.03%	1.20%(1)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.89%	2.81%
Fee Waiver and Expense Reimbursements (2)	(0.13)%	(0.30)% (1)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.76%	2.51%

(1)

Annualized.  Class C shares commenced operations on September 27, 2012.

(2) Pursuant to an operating expense limitation agreement between Two Oaks Investment Management, LLC (“Two Oaks Investment Management” or the “Fund Manager”) and the Fund, the Fund Manager has agreed to reduce its fees and/or absorb expenses of the Fund until at least July 31, 2014 to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Fund will not exceed 1.75% of the daily average net asset value of Class A shares; and 2.50% of the daily net asset value of Class C shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Until July 31, 2013, the Fund Manager had agreed to further reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Fund would not exceed 1.19% of the daily average net asset value of Class A shares and 1.94% of the daily net asset value of Class C shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Two Oaks Investment Management is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Fund Manager is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$744	$1,123	$1,526	$2,649
CLASS C	$254	$843	$1,458	$3,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of the portfolio.

Principal Investment Strategies

The Fund invests principally in the following three asset classes: equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  Lower-rated securities are not considered investment grade, and are deemed to have the status of “junk bonds.” Using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  Individual securities are selected based on a process of statistical screening followed by fundamental analysis.  Those securities that are deemed fundamentally attractive are then put through a proprietary valuation process to determine at what price levels they would be deemed attractive to own.  The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  The Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Commodities Risk - Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Company Risk - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value.

Credit Risk - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

General Risk - There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  When you sell your Fund shares, they may be worth less than what you paid for them.

Government Risk  - The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Interest Rate Risk - The value of your investment may decrease when interest rates rise.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk Bond Risk - Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk - The portfolio manager may select investments that decline in value, or allocate the fund’s investments to asset classes that do not perform well.

Prepayment Risk - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Real Estate Securities Risk - The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk - In addition to the risks facing real estate securities, the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector Risk - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Small-Cap Risk - The Fund will invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies and may be less liquid.

Stock Market Risk - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.

Asset-Backed Securities Risk - Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s shares.  The bar chart shows changes in the yearly performance of the Fund’s shares over the lifetime of the Fund.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund over time to the performance of the S&P® 500 Index. The sales charge is reflected in the table, and if it was not included, the return would be more than that shown. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund was reorganized on August 4, 2011 from the Montecito Fund (the “Predecessor Fund”), a series of The Santa Barbara Group of Mutual Funds, Inc., a Maryland corporation (the “Predecessor Company”) into a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund.

Performance Bar Chart For Calendar Years Ending On December 31,

During the period shown in the bar chart, the highest return for a quarter was 16.22% (quarter ended June 30, 2009), and the lowest return for a quarter was -22.65% (quarter ended December 31, 2008).  The Fund’s year-to-date total return through June 30, 2013 was 6.82%.

Average Annual Total Returns

(for the periods ended on December 31, 2012)

	One Year	Five Years	Ten Years
Class A Return before taxes	5.86%	2.13%	5.26%
Return after taxes on distributions	5.48%	1.42%	4.55%
Return after taxes on distributions and sale of Fund shares	4.19%	1.48%	4.25%
S&P 500 ® Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” are higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Performance information for Class C shares is not presented because Class C shares had less than a full year of operations.

Investment Adviser. Two Oaks Investment Management, LLC (“Fund Manager”).

Portfolio Managers. The following serves as the Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Fund and Predecessor Fund Since:
Blake T. Todd Jarrett Perez	Chief Executive Officer of the Adviser and Co-Portfolio Manager of the Fund Co-owner of the Adviser and Co-Portfolio Manager of the Fund	November 2005 November 2006

Purchase and Sale of Fund Shares

The minimum initial investment to open an account is $2,500 for regular accounts, $1,000 for retirement accounts and $500 for Coverdell ESA accounts. The minimum subsequent investment is $1,000 for regular accounts, $100 for retirement accounts and $500 for Coverdell ESA accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mail to Two Oaks Diversified Growth and Income Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-2095 or by calling 1-855-896-6257.

Tax Information

Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective

The investment objective of the Fund, long-term growth of capital and income, may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests principally in the following three asset classes: equity:  equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  Lower-rated securities are not considered investment grade, and are deemed to have the status of “junk bonds.” Using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  The Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Commodities Risk - Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Company Risk - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value, thereby causing the Fund to decline in value.

Credit Risk - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

General Risk - There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

Government Risk  - The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, certain securities, such as those issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Interest Rate Risk - The value of your investment may decrease when interest rates rise.  The specific maturities of fixed income securities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk Bond Risk - Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include “Rule 144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk -The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

Prepayment Risk -  The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Real Estate Securities Risk - The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates.  When economic growth is slowing, demand for property decreases and prices may fall.  Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market.  Property values may also decrease because of overbuilding, extended vacancies, increases in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.  The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk - In addition to the risks facing real estate securities, the Fund’s investments in REITs generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector Risk - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary.

Small Cap Risk - The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.  Small cap companies may be more thinly traded than larger capitalization companies and subject to liquidity risk.

Stock Market Risk - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

Asset-Backed Securities Risk - Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

Temporary Investments

Under abnormal market or economic conditions, the Fund may adopt a temporary defensive investment position in the market. When a Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. To the extent the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Two Oaks Investment Management, LLC, 7110 North Fresno Street, Suite 450, Fresno, CA 93720, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.

Fund Expenses:  The Fund is responsible for its own operating expenses.  The Fund Manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2014, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.75% and 2.50% of the daily average net asset value of Class A and Class C shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.    Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Fund Manager is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.  Until July 31, 2013, the Fund Manager had agreed to further reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Fund would not exceed 1.19% of the daily average net asset value of Class A shares and 1.94% of the daily net asset value of Class C shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. A discussion regarding the basis for the Board of Trustees’ initial approval of the advisory agreement is available in the Fund’s annual report to shareholders dated March 31, 2013. A discussion regarding the basis for the Board of Trustees renewal of the advisory agreement will be available in the Fund’s semi-annual report to shareholders dated September 30, 2013.

Portfolio Managers

Blake T. Todd, AIF® is the lead portfolio manager responsible for the day to day management of the Fund.  Mr. Todd is the majority owner of the Fund Manager.  Mr. Todd also has been a partner at Crowell Weedon & Co. since December 2006.  At Crowell Weedon & Co. he manages individual portfolios for private clients and retirement funds under the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr. Todd has held various sales, portfolio management and management positions with The Seidler Companies, Sutro-RBC Dain Rauscher, Shearson Smith Barney, Kidder Peabody, and Dean Witter Reynolds beginning in 1979.

Jarrett Perez, CFA, is a co-manager of the Fund.  Mr. Perez is a minority owner of the Fund Manager   Mr. Perez also has worked at Crowell Weedon & Co since 2006.  At Crowell Weedon & Co. he is the assistant portfolio manager for private clients and retirement funds in the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr. Perez has held various sales and operational duties with The Seidler Companies and UBS-Paine Weber beginning in 2002.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed and their ownership of Fund shares.

SHAREHOLDER INFORMATION

Choosing a Share Class

Description of Classes.  The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered four classes of shares – Class A shares and Class C shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•

Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee.

•

Class C shares are sold without an initial sales charge, but are subject to a 1.00% Rule 12b-1 distribution and servicing fee.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges at its discretion.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130 (the “Distributor”), the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Fund. The dealer’s concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Right of Accumulation:  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

•

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

The Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.

Further information regarding the Fund’s sales charges, breakpoints and waivers is available free of charge upon request

More About Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

This Prospectus describes two classes of shares offered by the Fund.  The Fund offers two classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund.  Not all share classes may be available for purchase in all states.

Purchase by Mail

To make your initial investment in the Fund, simply complete the Account Application included with this Prospectus, make a check payable to the ”Two Oaks Diversified Growth and Income Fund” and mail the Application and check to:

via Regular mail

or via Overnight mail

Two Oaks Diversified Growth and Income Fund

Two Oaks Diversified Growth and Income Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-9150

Omaha, NE 68130-2095

To make subsequent purchases, simply make a check payable to the Fund and mail the check to one of the above-mentioned addresses. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Fund’s transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

Wire Transfer Purchases

If you wish to wire money to make a subsequent investment into the Fund, please call the Fund at 1-855-896-6257 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you for wiring same-day funds.

Purchases through Financial Service Organizations

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase.   If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select an account maintained at a domestic financial institution, which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Fund’s transfer agent at 1-855-896-6257.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day that the transfer agent receives the telephone purchase request.  Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Fund, the Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.  The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.  If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How To Redeem Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed:

via Regular mail

or via Overnight mail

Two Oaks Diversified Growth and Income Fund

Two Oaks Diversified Growth and Income Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-9150

Omaha, NE 68130-2095

The selling price of the shares being redeemed will be the Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

•

Your account number;

•

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

•

The signatures of all account owners exactly as they are registered on the account;

•

Any required signature guarantees; and

•

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

•

if you change the ownership on your account;

•

when you want the redemption proceeds sent to a different address than is registered on the account;

•

any redemption transmitted by federal wire transfer to your bank; and

•

if a change of address request has been received by the Company or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Fund from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in the Fund by calling the transfer agent at 1-855-896-6257 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Fund or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund’s custodian charges a $10.00 fee for outgoing wires.

Redemption at the Option of the Fund

If the value of the shares in your account falls to less than $500, the Fund may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Fund reserves this right because of the expense to the Fund for maintaining very small accounts.

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  The Fund may not be able to open your account or complete a transaction for you until the Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund’s shares if, in the Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$ 100
Coverdell ESAs	$ 500	$ 500**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$ 500	$500**

*Includes traditional IRAs, Roth IRAs and Simple IRAs.

  **Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Fund by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund at 1-855-896-6257.

Tools To Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

•

Rejecting or limiting specific purchase requests.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding.  To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 1-855-896-6257 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plans

The Fund has adopted Distribution Plans (“12b-1 Plans” or “Plans”), pursuant to which the Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of  0.25% and 1.00% of the of the Fund’s average daily net assets attributable to Class A shares and Class C shares, respectively.

The Fund’s distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager or the Distributor and such payments may exceed the expenses actually incurred

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its affiliates, and the Fund’s adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

DISTRIBUTION AND TAXES

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).  You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance.  The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights are from the Fund’s financial statements, which have been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report for the fiscal year ended March 31, 2013.  These financial highlights, along with other information concerning the Fund, are included in the Fund’s annual report, which is available without charge upon request.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Class A								Class C
									For the Period
									September 27, 2012*
									to
	For the Year Ended March 31,								March 31,
	2013	2012	2011		2010		2009		2013

Net Asset Value,
Beginning of Period	$10.93	$10.59	$ 9.33		$6.59		$10.32		$11.17

Income (Loss) From Operations:
Net investment income	0.27	0.25	0.26		0.30		0.23		0.05
Net gain (loss) from securities
(both realized and unrealized)	0.91	0.31	1.24		2.71		(3.69)		0.72
Total from operations	1.18	0.56	1.50		3.01		(3.46)		0.77

Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.24)		(0.27)		(0.27)		(0.09)

Net Asset Value,
End of Period	$11.88	$ 10.93	$10.59		$9.33		$6.59		$11.85

Total Return (b)	10.98%	5.47%	16.43%		46.58%		(34.08)%		7.00%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$21,942	$17,120	$14,383		$11,507		$8,204		$731
Ratio of expenses to average net assets,
before reimbursement	1.88%	1.77%	1.19%	(d)	1.19%	(d)	1.19%	(d)	2.80%	(c)
net of reimbursement	1.19%	1.19%	1.19%		1.19%		1.19%		1.94%	(c)
Ratio of net investment income
to average net assets	2.43%	2.44%	2.65%		3.69%		2.74%		0.94%	(c)
Portfolio turnover rate	52%	45%	75%		84%		58%		52%	(e)

*Commencement of operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.  Had the Fund Manager not waived a portion of its fee, total returns would have been lower.

(c) Annualized for periods of less than one year.
(d) Prior to reorganization to the Two Oaks Diverisified Growth and Income Fund, the Fund did not have an expense cap in place and the Fund used a unitary fee instead.
(e) Not annualized.

Privacy Notice

Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130-2095

Investment Company Act No. 811-22549

FOR MORE INFORMATION

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Report to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund’s performance during the previous fiscal year. The Annual and Semi-Annual Reports are available without charge by calling the Fund or visit www.twooaks.com. You may also get additional information concerning the Fund from the sources listed below:

Statement of Additional Information (SAI) - The SAI contains more detailed information on all aspects of the Fund, including policies and procedures relating to the disclosure of the Fund’s portfolio holdings. A current SAI, dated July 29, 2013, has been filed with the SEC and is incorporated by reference into this Prospectus. To request a free copy of the SAI, or the Fund’s latest Annual Report or Semi-Annual Report, please contact the Fund at:

Two Oaks Diversified Growth and Income Fund

c/o Gemini Fund Services, LLC

17605 Wright  Street, Suite 2

Omaha, NE 68130-2095

1-855-896-6257

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549-0102.